EXHIBIT 1.1

2,807,500 Shares*

BIOLASE TECHNOLOGY, INC.

Common Stock

UNDERWRITING AGREEMENT

                         , 2003

NEEDHAM & COMPANY, INC.

WILLIAM BLAIR & COMPANY, L.L.C.

OPPENHEIMER & CO. INC.

As Representatives of the several Underwriters

c/o Needham & Company, Inc.

445 Park Avenue

New York, New York 10022

Ladies and Gentlemen:

BioLase Technology, Inc., a Delaware corporation (the “Company”), proposes to issue and sell 2,500,000 shares (the “Company Firm Shares”) of the Company’s Common Stock, $.001 par value per share (the “Common Stock”), and American Medical Technologies, Inc., a Delaware corporation (the “Selling Stockholder”) proposes to sell 307,500 shares (the “Selling Stockholder Firm Shares”) of Common Stock to you and to the several other Underwriters named in Schedule I hereto (collectively, the “Underwriters”), for whom you are acting as representatives (the “Representatives”). The Company has also agreed to grant to you and the other Underwriters an option (the “Option”) to purchase up to an additional 421,125 shares of Common Stock on the terms and for the purposes set forth in Section 1(b) (the “Option Shares”). The Company Firm Shares and the Selling Stockholder Firm Shares are referred to collectively herein as the “Firm Shares.” The Firm Shares and the Option Shares are referred to collectively herein as the “Shares.”

The Company and the Selling Stockholder confirm as follows their respective agreements with the Representatives and the several other Underwriters.

1. Agreement to Sell and Purchase.

(a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to issue and sell the Company Firm Shares to the several Underwriters, (ii) the Selling Stockholder agrees to sell the Selling Stockholder Firm Shares to the several Underwriters and (iii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Stockholder the respective number of Firm Shares set forth opposite that Underwriter’s name in Schedule I hereto, at the purchase price of $             for each Firm Share. The number of Firm Shares to be purchased by each Underwriter from the Company and the Selling Stockholder shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by the Company and the Selling

*	Plus an option to purchase up to an additional 421,125 shares to cover over-allotments.

Stockholder as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder.

(b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, the Option Shares at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than twice) on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the “Option Shares Notice”) by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (each such date, an “Option Closing Date”), setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On each Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by wire transfer payable in same-day funds to the order of the Company for the Company Firm Shares and to the order of U.S. Stock Transfer, as Custodian for the Selling Stockholder, for the Selling Stockholder Firm Shares at the office of Needham & Company, Inc., 445 Park Avenue, New York, New York 10022, at 10:00 a.m., New York City time, on the third (or, if the purchase price set forth in Section 1(b) hereof is determined after 4:30 p.m., Washington D.C. time, the fourth) business day following the commencement of the offering contemplated by this Agreement, or at such time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the “Closing Date”).

To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters to the order of the Company of the purchase price therefor (and otherwise in the manner specified above), will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or an Option Closing Date, as the case may be, by written notice to the Company and the Selling Stockholder (with respect to the Closing Date only). For the purpose of expediting the checking and packaging of certificates for the Shares, the Company and the Selling Stockholder each agree to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

The cost of original issue tax stamps and other transfer taxes, if any, in connection with the issuance and delivery of the Company Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The cost of transfer taxes, if any, in connection with the sale and delivery of the Selling Stockholder Firm Shares by the Selling Stockholder to the respective Underwriters shall be borne by the Selling Stockholder. The Company or the Selling Stockholder, as appropriate, will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

(a) The Company meets the requirements for use of Form S-3 and a registration statement (Registration No. 333-106260) on Form S-3 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (collectively referred to as the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, and has been filed with the Commission. The term “preliminary prospectus” as used herein means a preliminary prospectus, including the documents incorporated by reference therein, as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term “Registration Statement” means the registration statement as amended at the time it becomes or became effective (the “Effective Date”), including all documents incorporated by reference therein, financial statements and all exhibits and schedules thereto and any information deemed to be included by Rule 430A, and includes any registration statement relating to the offering contemplated by this Agreement and filed pursuant to Rule 462(b) of the Rules and Regulations. The term “Prospectus” means the prospectus, including the documents incorporated by reference therein, as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus, including the documents incorporated by reference therein, included in the Registration Statement at the Effective Date. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the Effective Date, the date of any preliminary prospectus or the date of the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

(b) No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and no stop order suspending the effectiveness of the Registration Statement (including any related registration statement filed pursuant to Rule 462(b) under the Act) or any post-effective amendment thereto has been issued, and no proceeding for that purpose has been initiated or threatened by the Commission. On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times during the period through and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Registration Statement or the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did and will conform to the requirements of the Act, the Exchange Act, the rules and regulations under the Exchange Act (the “Exchange Act Rules and Regulations”) and the Rules and Regulations and will contain all information required to be contained therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement, the Prospectus or any such amendment or supplement thereto did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the statements set forth in the second paragraph (beginning “The representatives have advised us …”), the tenth paragraph (beginning “In connection with this offering …”), the eleventh paragraph (beginning “The underwriters may also impose …”), the twelfth paragraph (beginning “Finally, the underwriters may bid for …”) and the thirteenth paragraph (beginning “In connection with this offering, some of the underwriters …”) under the heading “Underwriting” in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto (collectively, the “Underwriters’ Information”).

(c) The documents that are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they became or become effective or were or are filed with the Commission, as the case may be, complied or will comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations or the Exchange Act Rules and Regulations, as applicable; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations or the Exchange Act Rules and Regulations, as applicable.

(d) The Company does not own, and at the Closing Date and, if later, the Option Closing Date, will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity, other than the following entities: BL Acquisition Corp., a Delaware corporation (“BL Acquisition Corp.”), Societe Endotechnic, Inc., a California corporation (“Societe Endotechnic” and collectively with BL Acquisition Corp., the “U.S. Subsidiaries”), and BIOLASE Europe GmbH, a German corporation (the “German Subsidiary” and collectively with the U.S. Subsidiaries, the “Subsidiaries”). The Company and each of its Subsidiaries is, and at the Closing Date and, if later, the Option Closing Date, will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Societe Endotechnic does not hold any material assets. The Company and each of its Subsidiaries has, and at the Closing Date and, if later, the Option Closing Date, will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is, and at the Closing Date and, if later, the Option Closing Date, will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or its Subsidiaries. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and owned by the Company free and clear of all claims, liens, charges and encumbrances, other than those created or granted under the Credit Agreement, dated May 14, 3003, by and between the Company and Bank of the West, as amended (the “Credit Agreement”); there are no securities outstanding that are convertible into or exercisable or exchangeable for capital stock of any Subsidiary. The Company and its Subsidiaries are not, and at the Closing Date and, if later, the Option Closing Date, will not be, engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require amendment to the Registration Statement or the Prospectus pursuant to applicable securities laws. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and each of its Subsidiaries and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

(e) All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable and were issued in compliance with all applicable state and federal securities laws; the Company Firm Shares and the Option Shares have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and nonassessable; no preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof. All of the outstanding options of the Company have been duly authorized and were issued in compliance with all applicable state and federal securities laws. The description of the capital stock of the Company in the Registration Statement and the Prospectus is, and at the Closing Date and, if later, the Option Closing Date, will be, complete and accurate in all material respects. Except as set forth in the Prospectus and except for options that my be issued under its existing stock option plans, the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of its capital stock, or any such warrants, convertible securities or obligations. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares as contemplated herein.

(f) The financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial condition of the Company and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of the Company and its consolidated

Subsidiaries for the respective periods covered thereby, and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. To the Company’s knowledge, but without conducting any independent verification thereof, the financial statements and related notes of American Dental Lasers (formerly a division of American Medical Technologies, Inc.) included in the Prospectus and the Registration Statement fairly present, for the periods indicated, the statements of selected assets and liabilities and the related statements of revenues and expenses for the assets and liabilities of American Dental Lasers that the Company acquired from American Medical Technologies, Inc. on May 21, 2003. No other financial statements or schedules of the Company are required by the Act, the Exchange Act, the Exchange Act Rules and Regulations or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Pricewaterhouse Coopers LLP and Hein + Associates LLP (the “Accountants”), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The financial and statistical data regarding the Company included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented in the Registration Statement.

(g) The unaudited pro forma combined condensed financial statements, and related notes, set forth in the Registration Statement and the Prospectus reflects, subject to the limitations set forth in the Registration Statement and the Prospectus as to such pro forma financial information, the statements of operations of the Company and its consolidated Subsidiaries purported to be shown thereby for the periods indicated and conforms to the requirements of Regulation S-X of the Rules and Regulations and management of the Company believes (i) the assumptions underlying the pro forma adjustments provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, (ii) the related pro forma adjustments give appropriate effect to those assumptions, and (iii) the pro forma columns therein reflect the proper application of those adjustments to the corresponding amounts set forth in the Company’s historical financial statements.

(h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to or on the Closing Date and, if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company (other than in connection with the exercise of options to purchase the Company’s Common Stock granted pursuant to the Company’s stock option plans from the shares reserved therefor as described in the Registration Statement and the Prospectus), or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries, arising for any reason whatsoever, (ii) neither the Company nor any of its Subsidiaries has incurred nor will any of them incur, except in the ordinary course of business as described in the Registration Statement and the Prospectus, any material liabilities or obligations, direct or contingent, nor has the Company or any of its Subsidiaries entered into nor will it enter into, except in the ordinary course of business as described in the Registration Statement and the Prospectus, any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

(i) The Company is not, will not become as a result of the transactions contemplated hereby, and will not conduct its business in a manner that would cause it to become, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(j) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its Subsidiaries or any of their officers or directors in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding could reasonably be expected to materially and adversely affect the Company, any of its Subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries.

(k) The Company and each Subsidiary has, and at the Closing Date and, if later, the Option Closing Date, will have, performed all the obligations required to be performed by it, and is not, and at the Closing Date, and, if

later, the Option Closing Date, will not be, in default, under any contract or other instrument to which it is a party or by which its property is bound or affected, which default could reasonably be expected to materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries. To the knowledge of the Company, no other party under any contract or other instrument to which it or any of its Subsidiaries is a party is in default in any respect thereunder, which default could reasonably be expected to materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is, and at the Closing Date and, if later, the Option Closing Date, will not be, in violation of any provision of its certificate or articles of organization or by-laws or other organizational documents.

(l) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein, except such as have been obtained under the Act, the Exchange Act, the Exchange Act Rules and Regulations or the Rules and Regulations and such as may be required under state securities or Blue Sky laws, by The Nasdaq National Market or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the purchase and distribution by the Underwriters of the Shares.

(m) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate or articles of incorporation or by-laws of the Company or any of its Subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries.

(n) The Company and its Subsidiaries have good and marketable title to all properties and assets described in the Registration Statement and the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, other than those created or granted under the Credit Agreement and under ordinary course equipment leases where the liens apply solely to the leased equipment, except such as are described in the Registration Statement and the Prospectus or are not material to the business of the Company or its Subsidiaries. The Company and its Subsidiaries have valid, subsisting and enforceable leases for the properties described in the Registration Statement and the Prospectus as leased by them. The Company and its Subsidiaries own or lease all such properties as are necessary to their operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or its Subsidiaries.

(o) There is no document, contract, permit or instrument of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statements are accurate and complete descriptions of such documents in all material respects. All such contracts to which the Company or any of its Subsidiaries is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against and by the Company or such Subsidiary in accordance with the terms thereof.

(p) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by Section 4 of this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

(q) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date or, if later, the Option Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any preliminary prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act. Neither the Company nor any of its directors, officers or controlling persons has taken or will take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(r) No holder of securities of the Company (other than the Selling Stockholder) has rights to the registration of any securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, which rights have not been waived by the holder thereof as of the date hereof or such holder had been given timely and proper notice and who failed to exercise such right within the time or times required under the terms and conditions of such right.

(s) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Registration Statement and the Prospectus and which is not so described.

(t) The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statement, it will be in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon and at all times after the effectiveness of such provisions.

(u) The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statement, it will be in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules not currently in effect upon and at all times after the effectiveness of such requirements.

(v) The Company has filed an application to list the Shares on The Nasdaq National Market, and has received notification that the listing has been approved, subject to notice of issuance of the Shares.

(w) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(x) Other than as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Company Firm Shares and the Option Shares.

(y) Neither the Company nor any of its Subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(z) The Company and each of its Subsidiaries has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes or assessments have become due. Neither the Company nor any of its Subsidiaries has any tax deficiency which has been or, to the best knowledge of the Company, might be asserted or threatened against it which could have a material and adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries.

(aa) The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb) The minute books of the Company and each of its Subsidiaries have been made available to the Representatives and counsel for the Representatives, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each committee thereof) and stockholders of the Company and each of its Subsidiaries since the time of its respective incorporation through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(cc) The Company and its Subsidiaries owns or possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct their respective businesses as contemplated in the Registration Statement or Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries. There is no proceeding pending or threatened that may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, cancelled, suspended or not renewed; and the Company and each of its Subsidiaries is conducting its business in compliance with all laws, rules and regulations applicable thereto (including, without limitation, all applicable federal, state and local environmental laws and regulations) except where such noncompliance would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries.

(dd) The Company and each of its Subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(ee) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is imminent which might be expected to materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries. The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary.

(ff) No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan”; and each “pension plan” (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(gg) Neither the Company nor any of its Subsidiaries has nor, to the best of the Company’s knowledge, any of their respective employees or agents at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

(hh) As of the date of this Agreement and except as described in the Registration Statement and the Prospectus, neither the Company nor its Subsidiaries is required to file or obtain any registration, application, license, request for exemption, permit or other regulatory authorization with the U.S. Food and Drug Administration (the “FDA”) or any other federal, state, local or foreign regulatory body in order to conduct their respective business as described in the Registration Statement and Prospectus.

(ii) The preclinical and clinical trials and tests (including, any human clinical trials) conducted by or on behalf of the Company or its Subsidiaries that are described in the Registration Statements and the Prospectus (the “Company Studies”), have been and will continue to be conducted in accordance with experimental protocols, procedures and controls generally used by qualified experts in preclinical or clinical trials and the Company has no knowledge of any other trials, studies or tests, the results of which reasonably call into question the results of the Company Studies.

(jj) The Company and its Subsidiaries are in compliance with the provisions of the Federal Food, Drug, and Cosmetic Act (“FDC Act”) and the Radiation Control for Safety and Health Act of 1968 (the “Safety Act”) relating to medical devices. Each device that the Company manufactures, causes to be manufactured and distributes or causes to be distributed for sale (the “Company Devices”) is the subject of a 510(k) premarket notification which resulted in a finding of substantial equivalence by FDA or such device qualifies for exemption from 510(k) premarket notification requirements or is subject to a Pre-Market Approval (“PMA”) by the FDA. None of the Company Devices found substantially equivalent by the FDA have been modified in such a manner as to require the submission of a new 510(k) premarket notification. The Company believes that none of the Company Devices have been labeled or promoted in such a manner as to require the submission of a new 510(k) notification or a new PMA. All the Company Devices being commercialized are listed with the FDA and have been manufactured in a facility registered by the Company with FDA. The Company has obtained the necessary regulatory approvals for its manufacturing facility in San Clemente, California, and the facility currently has no outstanding adverse inspections or audits. All Company Devices manufactured by the Company or which the Company causes to be manufactured by third parties are manufactured in accordance with applicable Quality Systems Regulations, 21 C.F.R. Part 820. The Company believes it has submitted all reports necessary to be submitted in accordance with the Medical Device Reporting regulations, 21 C.F.R. Part 803. The Company has labeled and promoted the Company Devices in accordance with the provisions of the FDC Act and FDA’s implementing regulations. The Company Devices are not misbranded, adulterated, or otherwise in violation of the FDC Act or FDA’s regulations, or rule governing the current business of the Company or its Subsidiaries.

(kk) The Company, its Subsidiaries and/or one of their distribution partners have all necessary regulatory approvals or clearances, are in compliance with all applicable regulatory orders, laws and regulations, and have submitted all reports and other documentation necessary to be submitted in accordance with all applicable foreign regulatory orders, laws and regulations in jurisdictions in which the Company, its Subsidiaries or a distribution partner are offering Company Devices for sale. The Company has obtained the necessary regulatory approvals for its manufacturing facility in Germany, and the facility currently has no outstanding adverse inspections or audits. All Company Devices manufactured outside the United States comply with all applicable foreign manufacturing quality standards, regulatory orders, laws and regulations. The Company, its Subsidiaries and their distribution partners, to the Company’s knowledge with respect to their distribution partners, label, promote and price the Company Devices in accordance with all applicable foreign regulatory orders, laws and regulations in jurisdictions in which the Company, its Subsidiaries or a distribution partner are offering Company Devices for sale. Neither the Company, its Subsidiaries nor their distribution partners, to the Company’s knowledge with respect to their distribution partners, have received notification of the violation of any applicable statute, rule, regulation or order administered or issued by any foreign administrative agency, regulatory body, government or governmental agency in foreign jurisdictions in which the Company, its Subsidiaries or a distribution partner are offering Company Devices for sale. The Company Devices are not misbranded, adulterated, or otherwise in violation of any foreign regulatory law, regulation, order or rule governing the current business of the Company, its Subsidiaries or distribution partners. All foreign clinical studies of Company Devices are conducted in compliance with the Declaration of Helsinki and local ethics board requirements.

(ll) The Company and its Subsidiaries own or possess valid and enforceable licenses or other rights to use all inventions, patents, patent applications, trademarks, service marks, trade names, copyrights, technology, software, databases, Internet domain names, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), proprietary techniques (including processes and substances) and other intellectual property rights used in, or necessary to conduct, the business now conducted by the Company and its Subsidiaries or presently contemplated to be conducted as described in the Registration Statement and the Prospectus (“Intellectual Property”), free and clear of all liens, claims and encumbrances, other than as described in the Registration Statement and the Prospectus and except those created or granted under the Credit Agreement. Other than as described in the Registration Statement and the Prospectus: (i) there are no third parties who have any rights in the Intellectual Property that could preclude the Company or its Subsidiaries from conducting their business as currently conducted or as presently contemplated to be conducted as described in the Registration Statement and the Prospectus; (ii) there are no pending or threatened actions, suits, proceedings, investigations or claims by others challenging the rights of the Company or its Subsidiaries or (if the Intellectual Property is licensed) the licensor thereof in any Intellectual Property owned or licensed to the Company and its Subsidiaries; (iii) neither the Company nor (if the Intellectual Property is licensed) the licensor thereof has infringed, or received any notice of infringement of or conflict with, any rights of others with respect to the Intellectual Property; and (iv) there is no dispute between it and any licensor with respect to any Intellectual Property. The Company and its Subsidiaries have taken all reasonable steps to protect, maintain and safeguard the Intellectual Property for which improper or unauthorized disclosure would impair its value or validity and has entered into appropriate nondisclosure and confidentiality agreements and made appropriate filings and registrations in connection with the foregoing. True and correct copies of all licenses and other agreements between the Company, its Subsidiaries and any third party relating to the Intellectual Property, and all amendments and supplements thereto, have been provided to the Underwriters.

(mm) There are no actions, suits, or proceedings pending or, to the knowledge of the Company, threatened by the FDA or any foreign government or regulatory body against the Company, its Subsidiaries or a distribution partner seeking limitations, suspension or revocation of any license, permit, approval or authorization required by the Company, its Subsidiaries or a distribution partner to conduct their business as described in the Registration Statement and the Prospectus. To the Company’s knowledge, there are no-rule-making or similar proceedings before the FDA or comparable federal, state, local or foreign government bodies which involve or affect the Company, its Subsidiaries or distribution partners which, if the subject of an action unfavorable to the Company, its Subsidiaries or their distributors, would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or its Subsidiaries.

(nn) Except where it would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or its Subsidiaries: (i) the Company and its Subsidiaries are in compliance with all applicable federal, state, local or foreign laws, regulations, rules, ordinances, orders or directives relating to pollution or (in connection therewith), protection of human health and safety, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) to the Company’s knowledge, no material expenditures are or will be required to comply with the Environmental Laws, and the Company and its Subsidiaries hold all applicable permits, licenses and approvals required to conduct their business thereunder and is in compliance with all terms and conditions of any such permit, license or approval; (iii) to the Company’s knowledge, all properties and assets leased or owned, including, without limitation, all structures, contents, soil, subsoil and groundwater, do not contain Hazardous Materials; and (iv) neither the Company nor its Subsidiaries has any liability or obligation, whether to any governmental authority or to any other person or entity, for damages, claims, penalties, forfeitures or otherwise, as a consequence of the generation, transportation or disposal of any Hazardous Materials or otherwise under the Environmental Laws.

(oo) Any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, the Company has obtained the written consent to the use of such date from such sources to the extent required.

4.  Agreements of the Company and the Selling Stockholder. Each of the Company and the Selling Stockholder severally covenants and agrees with the several Underwriters as follows:

(a)  The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

(b)  The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives promptly, and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and notify the Representatives promptly of all such filings. If the Company elects to rely upon Rule 462(b) under the Act, the Company shall file a registration statement under Rule 462(b) with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for such Rule 462(b) registration statement or give irrevocable instructions for the payment of such fee pursuant to the Rules and Regulations.

(c)  The Company will furnish to each Representative, without charge, one signed copy of each of the Registration Statement and of any pre- or post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any pre- or post-effective amendment thereto, including financial statements and schedules but without exhibits. The Company will supply the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act.

(d)  The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

(e)  On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representatives may reasonably request. The Company will not file any document under the Exchange Act or the Exchange Act Rules and Regulations before the termination of the offering of the Shares by the Underwriters, if such document would be deemed to be incorporated by reference into the Prospectus, that is not approved by the Representatives after reasonable notice thereof.

(f)  Prior to any public offering of the Shares, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

(g)  The Company will, so long as required under the Rules and Regulations, furnish to its stockholders as soon as applicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flow of the Company and its consolidated Subsidiaries, if any, certified by independent public accountants) and, as soon as applicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its Subsidiaries, if any, for such quarter in reasonable detail.

(h)  During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

(i)  The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the Availability Date (as defined below) an earning statement (which need not be audited but shall be in reasonable detail) covering a period of 12 months commencing after the Effective Date which will satisfy the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations). For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(j)  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection, (ii) the costs incident to the registration of the Shares, (iii) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (iv) the preparation and delivery of certificates representing the Shares, (v) the printing of this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreements, any Underwriters’ Questionnaires, any Underwriters’ Powers of Attorney, and any invitation letters to prospective Underwriters, (vi) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (vii) the listing of the Shares on The Nasdaq National Market, (viii) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters (not to exceed $25,000) in connection therewith, (ix) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters (not to exceed $10,000) in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (x) fees, disbursements and other charges of counsel to the Company (but not those of counsel for the Underwriters, except as otherwise provided herein), (xi) the transfer agent for the Shares, (xii) the reasonable legal fees of counsel to the Underwriters in connection with an analysis of the Company’s standard purchase orders under the U.C.C (not to exceed $10,000), and (xiii) any fees and expenses of the Selling Stockholder under this Agreement except for those identified in the following paragraph below.

The Selling Stockholder will pay (directly or by reimbursement) (i) any fees and expenses of counsel for the Selling Stockholder and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriters hereunder.

(k)  The Company and the Selling Stockholder will not at any time, directly or indirectly, take any action designed or which might reasonably be expected to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

(l)  The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under “Use of Proceeds.”

(m)  During the period beginning from the date hereof and continuing to and including the date 120 days after the date of the Prospectus, without the prior written consent of Needham & Company, Inc., the Company will not, directly or indirectly, (1) offer, sell, contract to sell, pledge, grant options, warrants or rights to purchase, or otherwise dispose of any equity securities of the Company or any other securities convertible into or exchangeable for its Common Stock or other equity security (other than the issuance of Common Stock upon exercise of stock options outstanding as of the date of this Agreement and the grant of stock options pursuant to the Company’s stock option plans in the ordinary course of business and not to exceed the shares available for issuance or grant under such plans as set forth in the Prospectus), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. Notwithstanding the foregoing: subject to the prior written consent of Needham & Company, Inc, which consent Needham & Company, Inc. agrees not to unreasonably withhold, the Company may issue up to 1,800,000 shares of its Common Stock, in the aggregate, in connection with bona fide mergers, acquisitions or strategic alliances approved by its Board of Directors.

(n)  During the period of 120 days after the date of the Prospectus, the Company will not, without the prior written consent of Needham & Company, Inc., grant options to purchase shares of Common Stock at a price less than the fair market value of the Company’s Common Stock on the date of grant. During the period of 120 days after the date of the Prospectus, the Company will not file with the Commission or cause to become effective any registration statement relating to any securities of the Company (other than a registration statement on Form S-8 filed to register securities issued or to be issued under the Company’s stock option plans as described in the Prospectus or any re-sale registration statement required to be filed for the 307,500 shares held by the Selling Stockholder that are not sold pursuant to this Agreement) without the prior written consent of Needham & Company, Inc.

(o)  The Company will cause each of its officers, directors and certain stockholders designated by the Representatives to, enter into lock-up agreements with the Representatives to the effect that they will not, without the prior written consent of Needham & Company, Inc., sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares according to the terms set forth in Exhibit A hereto.

(p)  Prior to each of the Closing Dates the Company will furnish to the Representatives, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

(q)  Prior to each of the Closing Dates, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representatives are notified), without the prior written consent of the Representatives, unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

(r)  In connection with the offering of the Shares, until the Representatives shall have notified the Company of the completion of the resale of the Shares, the Company will not, and will cause its affiliated purchasers

(as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Shares, or attempt to induce any person to purchase any Shares; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Shares.

5.  Representations, Warranties and Covenants of the Selling Stockholder. The Selling Stockholder represents, warrants and covenants to each Underwriter that:

(a)  All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and the Irrevocable Power-of-Attorney and the Stock Custody Agreement (hereinafter referred to collectively as the “Stockholder’s Agreements”) hereinafter referred to, and for the sale and delivery of the Selling Stockholder Firm Shares to be sold by the Selling Stockholder hereunder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement and the Stockholder’s Agreements, to make the representations, warranties and agreements hereunder and thereunder, and to sell, assign, transfer and deliver the Selling Stockholder Firm Shares to be sold by the Selling Stockholder hereunder.

(b)  A certificate in negotiable form representing all of the Selling Stockholder Firm Shares to be sold by the Selling Stockholder has been placed in custody under the Stockholder’s Agreements, in the form heretofore furnished to you, duly executed and delivered by the Selling Stockholder to the Custodian, and the Selling Stockholder has duly executed and delivered the Irrevocable Power-of-Attorney, in the form heretofore furnished to you and included in the Stockholder’s Agreements (the “Power-of-Attorney”), appointing Jeffrey W. Jones and Edson J. Rood, or either of them, as the Selling Stockholder’s attorney-in-fact (each an, “Attorney-in-Fact”) with authority to execute and deliver this Agreement on behalf of the Selling Stockholder, to determine (subject to the provisions of the Stockholder’s Agreements) the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Selling Stockholder Firm Shares to be sold by the Selling Stockholder hereunder and otherwise to act on behalf of the Selling Stockholder in connection with the transactions contemplated by this Agreement and the Stockholder’s Agreements.

(c)  The Selling Stockholder specifically agrees that the Selling Stockholder Firm Shares represented by the certificates held in custody for the Selling Stockholder under the Stockholder’s Agreements are for the benefit of and coupled with and subject to the interests of the Underwriters, the Custodian, each of the Attorneys-in-Fact and the Company, that the arrangements made by the Selling Stockholder for such custody, and the appointment by the Selling Stockholder of the Attorneys by the Irrevocable Power-of-Attorney, are, except as specifically provided in the Stockholder’s Agreements, to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity, liquidation or dissolution of the Selling Stockholder or by the occurrence of any other event. If Selling Stockholder or any executor or trustee for Selling Stockholder should die or become incapacitated, or if Selling Stockholder should be liquidated or dissolved, or if any other such event should occur, before the delivery of the Selling Stockholder Firm Shares hereunder, certificates representing the Selling Stockholder Firm Shares shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement and of the Stockholder’s Agreements, and actions taken by the Attorneys-in-Fact pursuant to the Power-of-Attorney shall be as valid as if such liquidation, dissolution, winding up or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such liquidation, dissolution, winding up or other event.

(d)  This Agreement and the Stockholder’s Agreements have each been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and each such document constitutes a valid and binding obligation of the Selling Stockholder, enforceable in accordance with its terms, except where the enforcement thereof may be limited by equitable principles or bankruptcy laws.

(e)  No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the sale of the Selling Stockholder Firm Shares by the Selling Stockholder or the consummation by the Selling Stockholder of the transactions on its part contemplated by this Agreement and the Stockholder’s Agreements, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the

NASD in connection with the purchase and distribution by the Underwriters of the Selling Stockholder Firm Shares to be sold by the Selling Stockholder.

(f)  The sale of the Selling Stockholder Firm Shares to be sold by the Selling Stockholder hereunder and the performance by the Selling Stockholder of this Agreement and the Stockholder’s Agreements and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Selling Stockholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the Selling Stockholder or the organizational documents of the Selling Stockholder.

(g)  The Selling Stockholder has, and at the Closing Date and, will have, good and marketable title to the Selling Stockholder Firm Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims whatsoever; and, upon delivery of such Selling Stockholder Firm Shares and payment therefor pursuant hereto, good and marketable title to such Selling Stockholder Firm Shares, free and clear of all liens, encumbrances, equities or claims whatsoever, will be delivered to the Underwriters.

(h)  On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Selling Stockholder Firm Shares to be sold by the Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by the Selling Stockholder and all laws imposing such taxes will have been fully complied with.

(i)  Other than as permitted by the Act and the Rules and Regulations, the Selling Stockholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. The Selling Stockholder has not taken and will not at any time take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of shares of Common Stock to facilitate the sale or resale of any of the Shares.

(j)  All information with respect to the Selling Stockholder contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto complied or will comply in all material respects with all applicable requirements of the Act and the Rules and Regulations and does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(k)  The Selling Stockholder has no knowledge of any material fact or condition not set forth in the Registration Statement or the Prospectus that has adversely affected, or would be reasonably likely to adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, and the sale of the Selling Stockholder Firm Shares proposed to be sold by the Selling Stockholder is not prompted by any such knowledge.

(l)  The Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 3 hereof are not true and correct in all material respects.

(m)  The Selling Stockholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

6.  Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

(a)  Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made. If the Company has elected to rely upon Rule 462(b), the registration statement filed under Rule 462(b) shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.

(b)  (i)  No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives do not object thereto in good faith, and (v) the Representatives shall have received certificates, dated the Closing Date and, if later, the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii) of this paragraph.

(c)  Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries, whether or not arising from transactions in the ordinary course of business, in each case other than as described in or contemplated by the Registration Statement and the Prospectus, and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not described in the Registration Statement and the Prospectus, if in the reasonable judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price.

(d)  Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company, any of its Subsidiaries, or any of their officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would, in the reasonable judgment of the Representatives, materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries.

(e)  Each of the representations and warranties of the Company and the Selling Stockholder contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and the Selling Stockholder and all conditions contained herein to be fulfilled or complied with by the Company and the Selling Stockholder at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

(f)  The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representatives and counsel for the Underwriters from Pillsbury Winthrop LLP, counsel to the Company, with respect to the following matters:

(i)  Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owed or leased by it and to conduct its business as described in the Registration Statement and Prospectus; and is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary and where the failure to be licensed or qualified would have a material and adverse effect on the business or financial condition of the Company or its Subsidiaries.

(ii)  All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable, to such counsel’s knowledge, were issued pursuant to exemptions from the registration and qualification requirements of federal and applicable state securities laws, and were not issued in violation of or subject to any preemptive or, to such counsel’s knowledge, similar rights;

(iii)  The specimen certificate evidencing the Common Stock filed as an exhibit to the Registration Statement is in due and proper form under Delaware law, the Shares have been duly authorized and, when issued and paid for as contemplated by this Agreement, will be validly issued, fully paid and nonassessable; and no preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof.

(iv)  All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and owned by the Company free and clear of all claims, liens, charges and encumbrances; to such counsel’s knowledge, there are no securities outstanding that are convertible into or exercisable or exchangeable for capital stock of any Subsidiary.

(v)  The authorized and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities, options or warrants referred to in the Prospectus). To such counsel’s knowledge, except as disclosed in or specifically contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company. The description of the capital stock of the Company in the Registration Statement and the Prospectus conforms in all material respects to the terms thereof.

(vi)  To such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of their respective properties is subject that, singularly or in the aggregate, are required to be described in the Registration Statement or the Prospectus but are not so described.

(vii)  No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated under this Agreement, except such as have been obtained or made under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares.

(viii)  The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(ix)  The execution and delivery of this Agreement, the compliance by the Company with all of the terms hereof and the consummation of the transactions contemplated hereby does not contravene any provision of applicable law or the Certificate of Incorporation or By-Laws of the Company or any of its Subsidiaries, and to the best of such counsel’s knowledge will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms and provisions of, result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries, or any of their respective properties is bound or affected, or violate or conflict with (i) any judgment, ruling, decree or order known to such counsel or (ii) any statute, rule or regulation of any court or other governmental agency or body, applicable to the business or properties of the Company or any of its Subsidiaries.

(x)  To such counsel’s knowledge, there is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed or incorporated by reference as required, and each description of such contracts and documents that is contained in the Registration Statement and Prospectus fairly presents in all material respects the information required under the Act and the Rules and Regulations.

(xi)  The statements under the captions “Risk Factors—We have adopted anti-takeover defenses that could delay or prevent an acquisition of our company and may affect the price of our common stock,” “—Our stock price may decline if additional shares are sold in the market after the offering,” “Business—Legal Proceedings,” “Certain Relationships and Related Transactions,” “Principal Stockholders,” “Description of Capital Stock,” and “Shares Eligible for Future Sale” in the Prospectus, insofar as the statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters (provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects).

(xii)  The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(xiii)  The Shares have been duly authorized for listing on The Nasdaq National Market, subject to notice of issuance.

(xiv)  To such counsel’s knowledge, no holder of securities of the Company has rights, which have not been waived or satisfied, to require the registration of shares of Common Stock or other securities of the Company, as part of the offering contemplated hereby or otherwise.

(xv)  The Registration Statement has become effective under the Act, and to the best of such counsel’s knowledge the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the dated specified therein, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending, threatened or contemplated.

(xvi)  The Registration Statement and the Prospectus, and any further amendment or supplements thereto, comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (other than the financial statements, schedules and other financial data contained or incorporated by reference in the Registration Statement or the Prospectus, as to which such counsel need express no opinion).

(xvii)  Such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement and Prospectus and based on such counsel’s examination of the Registration Statement and such counsel’s investigations made in connection with the preparation of the Registration Statement and conferences with certain officers and employees of and with auditors and counsel to the Company, such counsel has no reason to believe that, as of the Effective Date the Registration Statement, or any amendment or supplement thereto, (other than the financial statements, schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, or any amendment or supplement thereto, as of its date and the Closing Date and, if later, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements, schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion).

(xviii)  The documents incorporated by reference in the Prospectus (other than the financial statements, schedules and other financial data contained therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations.

In rendering such opinion, such counsel may rely upon as to matters of local law on opinions of counsel satisfactory in form and substance to the Representatives and counsel for the Underwriters, provided that the opinion of counsel to the Company shall state that they are doing so, that they have no reason to believe that they and the Underwriters are not entitled to rely on such opinions and that copies of such opinions are to be attached to the opinion.

(g)  The representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Stout, Uxa, Buyan & Mullins, LLP, patent and intellectual property counsel for the Company, in the form attached hereto as Exhibit B.

(h)  The representatives shall have received an opinion, dated the Option Closing Date, from Boyer & Ketchand, a professional corporation, counsel for the Selling Stockholder, in the form attached hereto as Exhibit C.

(i)  The representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Heller Ehrman White & McAuliffe LLP, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

(j)  Concurrently with the execution and delivery of this Agreement, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company and its Subsidiaries as required by the Act and the Exchange Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained or incorporated by reference in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from PricewaterhouseCoopers LLP, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date and the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

(k)  Concurrently with the execution and delivery of this Agreement, Hein + Associates LLP shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company and its Subsidiaries as required by the Act and the Exchange Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained or incorporated by reference in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, Hein + Associates LLP shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from Hein + Associates LLP, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date and the Option Closing

Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

(l)  Concurrently with the execution and delivery of this Agreement and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

(i)  Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading.

(ii)  Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct.

(iii)  Each of the covenants required to be performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

(m)  Concurrently with the execution and delivery of this Agreement and at the Option Closing Date, there shall be furnished to the Representatives a certificate, dated the date of its delivery, signed by the Selling Stockholder (or the Attorneys-in-Fact on their behalf), in form and substance satisfactory to the Representatives, to the effect that the representations and warranties of the Selling Stockholder contained herein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and conditions required herein to be performed or complied with by the Selling Stockholder on or prior to the date of such certificate has been duly, timely and fully performed or complied with.

(n)  On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 4 and executed copies of the Stockholder’s Agreements.

(o)  The Shares shall be qualified for sale in such jurisdictions as the Representatives may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

(p)  Prior to the Closing Date, the Shares shall have been duly authorized for listing on The Nasdaq National Market upon official notice of issuance.

(q)  The Company and the Selling Stockholder shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company and the Selling Stockholder herein, as to the performance by the Company and the Selling Stockholder of their respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

(r)  All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Shares, the Registration Statement and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(s)  The representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Hale and Dorr, LLP, special counsel for BIOLASE Europe GmbH, in the form attached hereto as Exhibit C.

7.  Indemnification.

(a)  The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such documents a material fact required to be stated in it or necessary to make the statements in it not misleading in the light of the circumstances in which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law in connection with the transactions contemplated hereby; provided, however, that the foregoing indemnification agreement with respect to the Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased Shares if (i) a copy of the Prospectus (as then amended or supplemented) was required by law to be delivered to such person at or prior to the written confirmation of the sale of Shares to such persons, (ii) a copy of the Prospectus (as then amended or supplemented) was not sent or given to such person by or on behalf of such Underwriter and such failure was not due to non-compliance by the Company of the prospectus delivery requirements pursuant to Section 5 hereof and (iii) the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; and provided, further, the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter that is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of any Underwriter, expressly for inclusion in the Registration Statement or the Prospectus. The Company acknowledges that the Underwriters’ Information constitutes the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b)  The Selling Stockholder will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages (i) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such documents a material fact required to be stated in it or necessary to make the statements in it not misleading in the light of the circumstances in which they were made, or (ii) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Selling Stockholder contained herein or any failure of the Selling Stockholder to perform its obligations hereunder or under law in connection with the transactions contemplated hereby;

provided, however, that in the case of (i) above, the indemnification obligation shall be only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder specifically for inclusion in the Selling Stockholder section therein; provided, further, that the foregoing indemnification agreement with respect to the Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased Shares if (i) a copy of the Prospectus (as then amended or supplemented) was required by law to be delivered to such person at or prior to the written confirmation of the sale of Shares to such persons, (ii) a copy of the Prospectus (as then amended or supplemented) was not sent or given to such person by or on behalf of such Underwriter and such failure was not due to non-compliance by the Company with the prospectus delivery requirements pursuant to Section 5 hereof and (iii) the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; provided, further, the Selling Stockholder will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Selling Stockholder Firm Shares in the public offering to any person by an Underwriter that is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of any Underwriter, expressly for inclusion in the Registration Statement or the Prospectus. The Selling Stockholder acknowledges that the Underwriters’ Information constitutes the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. The liability of the Selling Stockholder under this subsection (b) shall not exceed the net proceeds received by the Selling Stockholder in connection with the sale of the Selling Stockholder Firm Shares. This indemnity agreement will be in addition to any liability that the Selling Stockholder might otherwise have.

(c)  Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the Selling Stockholder to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to each Underwriter, as set forth in Sections 7(a) and (b), but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of such Underwriter, expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus. Indemnification by each Underwriter hereunder shall be several and shall be limited to the total indemnification liability, multiplied by a fraction, the numerator of which shall be the total number of Shares sold by that Underwriter, and the denominator of which shall be the total number of shares sold hereunder. The Company and the Selling Stockholder each acknowledge that the Underwriters’ Information constitutes the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

(d)  Any party that proposes to assert the right to be indemnified under this Section 7 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party in writing of the commencement of such action, enclosing with such notice a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be one or more legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed).

(e)  If the indemnification provided for in this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under paragraphs (a), (b), (c) and (d) of this Section 7 in respect of any losses, claims, liabilities, expenses and damages referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Selling Stockholder from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) by such indemnified party as a result of such losses, claims, liabilities, expenses and damages in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), (i) the Selling Stockholder shall not be required to contribute any amount in excess of the net proceeds received by the Selling Stockholder in connection with the sale of the Selling Stockholder Firm Shares, (ii) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and (iii) no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 7(e) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(e), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 7(e), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(e). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

(f)  The indemnity and contribution agreements contained in this Section 7 and the representations, warranties, covenants, agreements and other statements of the Company and the Selling Stockholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

8.  Reimbursement of Certain Expenses. In addition to its other obligations under Section 7(a) of this Agreement, the Company hereby agrees to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon, in whole or in part, any statement or omission or alleged statement or omission, or any inaccuracy in the representations and warranties of the Company or the Selling Stockholder contained herein or failure of the Company or the Selling Stockholder to perform its or their respective obligations hereunder or under law, all as described in Section 7(a), notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 8 and the possibility that such payment might later be held to be improper; provided, however, that, to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them.

9.  Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company and the Selling Stockholder from the Representatives, without liability on the part of any Underwriter to the Company if, prior to delivery and payment for the Firm Shares or Option Shares, as the case may be, in the sole judgment of the Representatives, (i) trading in securities generally on the New York Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by United States Federal or state authorities, or Canadian federal or provincial authorities, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or Canada; (iii) (A) a declaration of a national emergency or war by the United States, or an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict, or act of terrorism involving the United States, or any other national or international crisis, calamity or emergency, (C) a “severe” or “Red” terrorist threat condition, announced by the Homeland Security Advisory System or similar agency in the United States, (D) any discharge, detonation, explosion or use against any person or entity or nation anywhere in the world of any weapon of mass destruction has occurred or (E) any material change in the political conditions, financial markets or economic conditions in the United States which, in the case of (A), (B), (C), (D) or (E) above, in the reasonable judgment of the Representatives, makes it impracticable or inadvisable to proceed with the sale or the delivery of the Shares on the terms and in the manner contemplated in the Prospectuses; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

If this Agreement is terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholder shall be under any liability to any Underwriter except as provided in Sections 4(j), 7 and 8 hereof; but, if for any other reason permitted under this Agreement the Underwriters decline to purchase the Stock or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) incurred by them in connection with the offering of the Shares.

10.  Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Firm Shares without the prior written consent of such Underwriter. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company and the Selling Stockholder for the purchase or sale of any Shares under this Agreement. Any action taken pursuant to this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.  Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, BioLase Technology, Inc., 981 Calle Amanecer, San Clemente, California 92673, Attention: Chief Executive Officer, (b) if to the Selling Stockholder, at the office of the Selling Stockholder, American Medical Technologies, Inc., 5655 Bear Lane, Corpus Christi, Texas 78405, Attention: Chief Executive Officer, or (c) if to the Underwriters, to the Representatives at the offices of Needham & Company, Inc., 445 Park Avenue, New York, New York 10022, Attention: Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under such Section 9 or 10 may be made by telecopier or telephone, but if so made shall be subsequently confirmed in writing.

(b)  This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, the Selling Stockholder, and the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

(c)  Any action required or permitted to be made by the Representatives under this Agreement may be taken by them jointly or by Needham & Company, Inc.

(d)  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

(e)  This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

(f)  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

(g)  The Company, the Selling Stockholder and the Underwriters each hereby waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

(h)  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Selling Stockholder and the Representatives.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

Very truly yours, BIOLASE TECHNOLOGY, INC.

By:

Title:

AMERICAN MEDICAL TECHNOLOGIES, INC. By: Attorney-in-Fact

By:

Attorney-in-Fact acting on own behalf and on behalf of the Selling Stockholder.

Confirmed as of the date first

above mentioned:

NEEDHAM & COMPANY, INC.

WILLIAM BLAIR & COMPANY, L.L.C.

OPPENHEIMER & CO. INC.

Acting on behalf of themselves

and as the Representatives of

the other several Underwriters

named in Schedule I hereto.

By:	NEEDHAM & COMPANY, INC.

By:

Title:

SCHEDULE I

UNDERWRITERS

Underwriters	Number of Firm Shares to be Purchased
Needham & Company, Inc.
William Blair & Company
Oppenheimer & Co. Inc.

Total

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

BIOLASE TECHNOLOGY, INC.

Lock-Up Agreement

May     , 2003

Needham & Company, Inc.

William Blair & Company, L.L.C.

Oppenheimer & Co. Inc.

As Representatives of the several Underwriters

c/o Needham & Company, Inc.

445 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

The undersigned is a holder of securities of BioLase Technology, Inc., a Delaware corporation (the “Company”), and wishes to facilitate the public offering of shares of the Common Stock (the “Common Stock”) of the Company (the “Offering”) pursuant to the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by the Company and you, as Representatives of the several Underwriters. The undersigned acknowledges that such Offering will be of benefit to the undersigned.

In consideration of the foregoing and in order to induce you to enter into the Underwriting Agreement, the undersigned hereby agrees that he, she or it will not, without the prior written approval of Needham & Company, Inc., acting on its own behalf and/or on behalf of other Representatives of the several Underwriters, directly or indirectly, sell, contract to sell, make any short sale, pledge, or otherwise dispose of, or enter into any hedging transaction that is likely to result in a transfer of, any shares of Common Stock, options or rights to acquire shares of Common Stock or securities exchangeable for or convertible into shares of Common Stock of the Company which he, she or it may now or hereafter own (exclusive of any shares of Common Stock purchased in the public trading market on or after the date of the Underwriting Agreement) for a period commencing as of the date hereof and ending on the date which is one hundred eighty (180) days after the date of the final Prospectus relating to the Offering. The foregoing sentence shall not apply to (a) bona fide gifts; (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned; (c) dispositions by will or intestate succession to his or her immediate family; or (d) if the undersigned is a partnership or corporation, as a distribution to partners or stockholders of the undersigned; provided, however, in each case of items (a), (b), (c) and (d), the respective recipient, trust, transferee, partner or stockholder thereof agrees in writing to be bound by the terms of this Agreement and confirms that he, she or it has been in compliance with the terms of this Agreement since the date hereof.

In addition, the undersigned hereby waives any rights the undersigned may have, if any, to require registration of the Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for a period of one hundred eighty (180) days after the date of the final Prospectus relating to the Offering, not to make any demand for, or exercise any right with respect to, the registration of the Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock without the prior written consent of Needham & Company, Inc.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement, and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. The undersigned confirms that he, she or it understands that the underwriters and the Company will rely upon the representations set forth in this Agreement in proceeding with the Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities held by the undersigned except in compliance with this Agreement.

If (a) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or (b) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase of the Shares (as defined in the Underwriting Agreement), this Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns. Delivery of a signed copy of this Agreement by telecopier or facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

(Print Stockholder Name)

By:

Title, if applicable:

EXHIBIT B

Opinion of Stout, Uxa, Buyan & Mullins, LLP

Pursuant to Section 6(g) of the Underwriting Agreement, Stout, Uxa, Buyan & Mullins, LLP, patent counsel to the Company, shall furnish to the Underwriters their opinion to the effect that:

(i) We provide legal services to the Company and its Subsidiaries in the areas of patent, trademark, copyright, trade secret, service mark and intellectual property law.

(ii) We are familiar with the technology used by the Company and its Subsidiaries in their respective businesses and the manner of their use thereof and have read the Company’s Registration Statement on Form S-3 (File No. 106260) and Prospectus, as these documents existed on (Date of Final Prospectus).

(iii) The descriptions in the Registration Statement and the Prospectus referencing the intellectual property of the Company and its Subsidiaries, insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions, are in all material respects accurate and complete statements or summaries of the matters therein set forth as of the date the Registration Statement became effective and as of the date of the Prospectus.

(iv) The statements and descriptions made in the Prospectus under the captions “Risk Factors – If we are unable to protect our intellectual property rights, our competitive position could be harmed or we could be required to incur expenses to enforce our rights”; and “Business – Intellectual Property and Proprietary Rights”, to the extent that they constitute matters of law or legal conclusions, have been reviewed by us and fairly present the information required to be disclosed therein in all material respects, and nothing has come to our attention which leads us to believe that (A) the information set forth in the Registration Statement, or any amendment thereto, under the captions referred to above as of the time the Registration Statement became effective under the Securities Act, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the information set forth in the Prospectus, or in any supplement thereto, under the captions referred to above as of its issue date and as of such Closing Date, contained an untrue statement of a material fact or omitted to state a material fact, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(v) (A) We are not aware of any facts which would preclude the Company or its Subsidiaries from having clear title to any of their patents and patent applications (both US and foreign), all of which are listed in a schedule attached to our opinion (the “Patent Schedule”), except as described in the Registration Statement and Prospectus; (B) to the best of our knowledge, the Company and its Subsidiaries have complied with the required duty of candor and good faith in dealing with all applicable offices having jurisdiction over patent and trademark administration of the patents and patent applications listed on the Patent Schedule (collectively, the “PTO”), including the duty to disclose to the PTO all information believed to be material to the patentability of the patents and patent applications on the Patent Schedule; (C) we have no knowledge of any facts that would form the basis for a belief that the Company or its Subsidiaries lack any rights or licenses to use all patents and patent applications, trade secrets, trademarks, service marks, or other proprietary information, materials or other intellectual property necessary to conduct the business now conducted or proposed to be conducted by the Company and its Subsidiaries as described in the Prospectus, except as described in the Prospectus; (D) we have no knowledge of any facts which would form a basis for a belief that any of the patents or patent applications on the Patent Schedule are unenforceable or invalid, or would be unenforceable or invalid if issued as patents, except as described in the Prospectus; (E) we are not aware of any material defect in form in the preparation or filing of the patents or patent applications by or on behalf of the Company or its Subsidiaries, and to our knowledge, each of the patents and patent applications on the Patent Schedule were properly filed with, and is being prosecuted before the PTO.

(vi) To our knowledge, the Company or its Subsidiaries are identified in the records of the PTO as the holder of record of the patents and the patent applications listed in the Patent Schedule; and the Company is the sole assignee of each of the patents and patent applications listed in the Patent Schedule.

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(vii) To our knowledge, no interference has been declared or provoked, or is being provoked, with respect to any of the patents and patent applications referred to in the Patent Schedule.

(viii) To our knowledge, there have been no inventorship challenges with respect to any of the patents or patent applications referred to in the Patent Schedule.

(ix) To our knowledge, neither the Company nor its Subsidiaries have received any notice challenging their rights to any of the patents or patent applications referred to in the Patent Schedule, except as disclosed in the Registration Statement and Prospectus.

(xi) To our knowledge, there are no legal or governmental proceedings pending against the Company or its Subsidiaries relating to patents, trade secrets, trademarks, service marks or other proprietary information, materials, other than PTO (or other applicable patent office) review of pending applications for patents, including appeal and reissue proceedings, and, to the best of our knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(xii) To our knowledge, there are no contracts or other documents material to the Company’s patents, trade secrets, trademarks, service marks or other proprietary information, materials other than those described in the Registration Statement and the Prospectus.

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EXHIBIT C

Opinion of Boyer & Ketchand

Pursuant to Section 6(i) of the Underwriting Agreement, Boyer & Ketchand, a professional corporation, counsel for the Selling Stockholder, shall furnish to the Underwriters their opinion to the effect that:

(i)    This Agreement and the Stockholder’s Agreements have each been duly executed and delivered by or on behalf of the Selling Stockholder. Each of this Agreement and the Stockholder’s Agreements constitutes a valid and binding agreement of Selling Stockholder in accordance with its terms, except as the enforceability thereof may be limited by the application of bankruptcy, insolvency or other laws affecting creditors’ rights generally or by general principles of equity. The Attorneys-in-Fact and the Custodian have been duly authorized by Selling Stockholder to deliver the Selling Stockholder Firm Shares on behalf of Selling Stockholder in accordance with the terms of this Agreement. To such counsel’s knowledge, the sale of the Selling Stockholder Firm Shares to be sold by the Selling Stockholder hereunder, the performance by Selling Stockholder of this Agreement and the Stockholder’s Agreement and the consummation of the transactions contemplated hereby and thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which Selling Stockholder is a party or by which Selling Stockholder or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to Selling Stockholder or the organizational documents of Selling Stockholder.

(ii)    No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required to be obtained or made for the consummation by the Selling Stockholder of the transactions on its part contemplated by this Agreement, except such as have been obtained or made under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares.

(iii)    The Selling Stockholder has full legal right, power and authority to enter into this Agreement and the Stockholder’s Agreements and to sell, assign, transfer and deliver the Selling Stockholder Firm Shares to be sold by Selling Stockholder hereunder and, upon payment for such Selling Stockholder Firm Shares and assuming that the Underwriters are purchasing such Selling Stockholder Firm Shares in good faith and without notice of any other adverse claim within the meaning of the Uniform Commercial Code, the Underwriters will have acquired good and valid title to such Selling Stockholder Firm Shares free and clear of any adverse claim, any lien in favor of the Company and any restrictions on transfer imposed by the Company.

In rendering the opinions in paragraphs (ii) and (iii), such counsel may rely as to matters of fact on certificates of officers of the Selling Stockholder and governmental officials and the representations and warranties of the Selling Stockholder contained in this Agreement and the Stockholder’s Agreements, provided that the opinion of such counsel shall state that they are doing so, that they have no reason to believe that they and the Underwriters are not entitled to rely on such certificates and that copies of such certificates are to be attached to the opinion.

In rendering such opinion, such counsel may rely as to matters of local law on opinions of counsel satisfactory in form and substance to the Representatives and counsel for the Underwriters, provided that the opinion of such counsel shall state that they are doing so, that they have no reason to believe that they and the Underwriters are not entitled to rely on such opinions and that copies of such opinions are to be attached to the opinion.

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EXHIBIT D

Opinion of Hale and Dorr LLP

Pursuant to Section 6(s) of the Underwriting Agreement, Hale and Dorr LLP, as counsel to BIOLASE Europe GmbH (“BIOLASE Europe”), furnish to the Underwriters their opinion to the effect that:

(i) BIOLASE Europe has been duly incorporated or formed and is validly existing in good standing under the laws of Germany, and has all power and authority necessary to own or hold its property and to conduct the business in which it is engaged.

(ii) All the outstanding shares of capital stock of BIOLASE Europe have been duly authorized and validly issued, are non-assessable, and, to our knowledge, fully-paid and are owned by BioLase Technology, Inc. (the “Company”) directly or indirectly through one or more wholly owned subsidiaries, to our knowledge, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(iii) The execution and delivery of the Underwriting Agreement by the Company and the sale of the Company Firm Shares to the Underwriters contemplated thereby will not result in any violation of the charter or bylaws of BIOLASE Europe.

(iv) To our knowledge, BIOLASE Europe is not in violation of its respective charter or bylaws, or is in breach of, or, except as disclosed in the Registration Statement, in default under any provision of any agreement or instrument which is an exhibit to the Registration Statement or, to our knowledge, any decree, judgment or order applicable to BIOLASE Europe.

(v) To our knowledge, there are no legal or governmental proceedings pending to which BIOLASE Europe is a party or of which any property or asset of BIOLASE Europe is the subject which are required to be described in the Prospectus but are not so described.

SD 613530 v7

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